

---------------------------------------------------------------------------------------------------------------------------
                                                 PMA Capital Corporation
                                                  Statistical Supplement
                                                   Third Quarter - 2004
---------------------------------------------------------------------------------------------------------------------------

                                                    Table of Contents
                                                    -----------------
                                                                                                                 Page
Consolidated Highlights:
Selected Financial Data - Third Quarter                                                                                   1
Selected Financial Data - Year-to-date                                                                                    2
Consolidated Statements of Operations - Per Share Data                                                                    3
Consolidated Statements of Operations - Third Quarter                                                                     5
Consolidated Statements of Operations - Year-to-date                                                                      6
Consolidated Balance Sheets                                                                                               7
Invested Assets and Net Investment Income; Debt                                                                           8
Other Assets and Liabilities; Balance Sheet Impact of Commutations & Novations - Run-off Operations                       9

Segment Information:
Statements of Operations - Consolidating - Year-to-date                                                         11  -    12
Statements of Operations - Consolidating - Third Quarter                                                        13  -    14
Statements of Operations - PMA Insurance Group                                                                           15
Insurance Ratios - PMA Insurance Group                                                                                   16
Statements of Operations - Run-off Operations                                                                            17
Statements of Operations - Corporate & Other                                                                             18

Operating Cash Flow Information:
Operating Cash Flows - Consolidated                                                                                      19
Operating Cash Flows - PMA Insurance Group                                                                               20
Operating Cash Flows - Run-off Operations                                                                                21

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool                                                            22

Other Information:
Industry Ratings and Market Information                                                                                  23

Legend:
NM - Not Meaningful
NA - Not Applicable


        Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments.  Accordingly, we report operating income (loss) by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information."  Our
        management and Board of Directors use operating income (loss) as the measure of financial performance for our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).



                                                     PMA Capital Corporation
                                                     Selected Financial Data
                                       (Dollar Amounts in Thousands, Except Per Share Data)

                                                   ----------                                      ----------
                                                      3rd         4th         1st         2nd         3rd        % Change
                                                    Quarter     Quarter     Quarter     Quarter     Quarter         3rd
                                                     2003        2003        2004        2004        2004        Quarter
                                                   ------------------------------------------------------------------------

Net Premiums Written by Segment:
     PMA Insurance Group                           $ 149,130   $ 140,784   $ 135,286    $ 81,962    $ 97,637        -34.5%
     Run-off Operations 1                            136,381     124,853      23,362     (78,864)    (13,884)           NM
     Corporate & Other                                  (228)       (180)       (150)       (225)       (186)        18.4%
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   Net premiums written                            $ 285,283   $ 265,457   $ 158,498    $  2,873    $ 83,567        -70.7%
                                                   ==========  ==========  ========== ===========  ==========   ===========

Major Components of Net Income (Loss):
   Pre-tax operating income (loss) by segment:
     PMA Insurance Group                             $ 7,345      $ (982)    $ 6,559     $ 2,809     $ 3,537        -51.8%
     Run-off Operations 1                           (113,701)     11,706       8,946         624      (2,115)        98.1%
     Corporate & Other                                (6,228)     (6,288)     (5,312)     (5,506)     (4,982)        20.0%
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   Pre-tax operating income (loss)                  (112,584)      4,436      10,193      (2,073)     (3,560)        96.8%
   Net realized investment gains                       1,392       3,582       8,600       2,248       3,515        152.5%
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   Pre-tax income (loss)                            (111,192)      8,018      18,793         175         (45)       100.0%
   Income tax expense (benefit)                      (14,786)     28,050       6,640         111          29            NM
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   Net income (loss)                               $ (96,406)  $ (20,032)   $ 12,153        $ 64       $ (74)        99.9%
                                                   ==========  ==========  ========== ===========  ==========   -----------
   After-tax operating income (loss)               $ (97,311)  $ (22,360)    $ 6,563    $ (1,397)   $ (2,359)        97.6%
                                                   ==========  ==========  ========== ===========  ==========   ===========

Diluted Earnings (Loss) Per Share:
   Net income (loss)                                 $ (3.08)    $ (0.64)     $ 0.35         $ -         $ -        100.0%
   Less the impact of:
   Realized gains after tax                             0.03        0.07        0.15        0.04        0.08        166.7%
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   After-tax operating income (loss)                 $ (3.11)    $ (0.71)     $ 0.20     $ (0.04)    $ (0.08)        97.4%
                                                   ==========  ==========  ========== ===========  ==========   ===========

Capitalization:
   Debt                                            $ 186,250   $ 187,566   $ 187,566   $ 187,566   $ 187,566          0.7%
   Shareholders' equity excluding FAS 115
   unrealized gain                                   465,943     432,284     445,273     443,634     442,797         -5.0%
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   Total capitalization excluding FAS 115
   unrealized gain                                   652,193     619,850     632,839     631,200     630,363         -3.3%
   FAS 115 unrealized gain                            37,830      31,383      40,818          29      15,350        -59.4%
                                                   ----------  ----------  ---------- -----------  ----------   -----------
   Total capitalization including FAS 115
   unrealized gain                                 $ 690,023   $ 651,233   $ 673,657   $ 631,229   $ 645,713         -6.4%
                                                   ==========  ==========  ========== ===========  ==========   ===========

Book Value Per Share:
   Excluding FAS 115 unrealized gain                 $ 14.87     $ 13.80     $ 14.21     $ 14.00     $ 13.98         -6.0%
   Including FAS 115 unrealized gain                 $ 16.08     $ 14.80     $ 15.51     $ 14.00     $ 14.46        -10.1%

Debt to Total Capital:
   Excluding FAS 115 unrealized gain                   28.6%       30.2%       29.6%       29.7%       29.8%          4.2%
   Including FAS 115 unrealized gain                   27.0%       28.8%       27.8%       29.7%       29.0%          7.4%

Interest Coverage:
   Income before interest and income taxes
       to interest expense                                NM          NM        7.39        1.06        0.98            NM

   Operating income before interest and income taxes
       to interest expense                                NM          NM        4.47        0.30          NM            NM



1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off
Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                       PMA Capital Corporation
                                                       Selected Financial Data
                                        (Dollar Amounts in Thousands, Except Per Share Data)

                                                                                  Nine            Nine            % Change
                                                                                 Months          Months             Nine
                                                                                  2004            2003             Months
                                                                              ----------------------------------------------

Net Premiums Written by Segment:
     PMA Insurance Group                                                         $ 314,885       $ 462,809           -32.0%
     Run-off Operations 1                                                          (69,386)        464,596               NM
     Corporate & Other                                                                (561)           (608)            7.7%
                                                                              -------------  --------------   --------------
   Net premiums written                                                          $ 244,938       $ 926,797           -73.6%
                                                                              =============  ==============   ==============

Major Components of Net Income (Loss):
   Pre-tax operating income (loss) by segment:
     PMA Insurance Group                                                          $ 12,905        $ 22,523           -42.7%
     Run-off Operations 1                                                            7,455         (92,082)              NM
     Corporate & Other                                                             (15,800)        (16,403)            3.7%
                                                                              -------------  --------------   --------------
   Pre-tax operating income  (loss)                                                  4,560         (85,962)              NM
   Net realized investment gains                                                    14,363          10,198            40.8%
                                                                              -------------  --------------   --------------
   Pre-tax income (loss)                                                            18,923         (75,764)              NM
   Income tax expense (benefit)                                                      6,780          (2,227)              NM
                                                                              -------------  --------------   --------------
   Net income (loss)                                                              $ 12,143       $ (73,537)              NM
                                                                              =============  ==============   ==============
   After-tax operating income (loss)                                               $ 2,807       $ (80,166)              NM
                                                                              =============  ==============   ==============

Diluted Earnings (Loss) Per Share:
   Net income (loss)                                                                $ 0.38         $ (2.35)              NM
   Less the impact of:
    Realized gains after tax                                                          0.26            0.21            23.8%
                                                                              -------------  --------------   --------------
   After-tax operating income (loss)                                                $ 0.12         $ (2.56)              NM
                                                                              =============  ==============   ==============


1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off
Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                 PMA Capital Corporation
                                Consolidated Statements of Operations - Per Share Data


                                          3rd          4th          1st          2nd           3rd           Nine         Nine
                                        Quarter      Quarter      Quarter      Quarter       Quarter        Months       Months
                                         2003         2003         2004         2004          2004           2004        2003
                                      ----------------------------------------------------------------------------------------------

Diluted Earnings (Loss) Per Share:

Net income (loss)                        $ (3.08)     $ (0.64)      $ 0.35      $     -       $     -         $ 0.38      $ (2.35)
                                      ===========  ===========  ===========  ===========   ===========    ===========  ===========

Pre-tax operating income (loss)          $ (3.59)      $ 0.14       $ 0.30      $ (0.07)      $ (0.11)        $ 0.20      $ (2.74)
                                      ===========  ===========  ===========  ===========   ===========    ===========  ===========

After-tax operating income (loss)        $ (3.11)     $ (0.71)      $ 0.20      $ (0.04)      $ (0.08)        $ 0.12      $ (2.56)
                                      ===========  ===========  ===========  ===========   ===========    ===========  ===========

Diluted weighted average common
    shares outstanding                31,328,965   31,333,881   36,644,561   31,741,827    31,350,825     36,903,965   31,328,936
                                      ===========  ===========  ===========  ===========   ===========    ===========  ===========

----------------------------------------------------------------------------------------------------------------------------------

Dividends declared:
        Class A Common stock             $ 0.105      $     -       $    -      $     -       $     -         $    -      $ 0.315

Actual common shares issued
    and outstanding                   31,329,063   31,334,403   31,334,403   31,692,351    31,681,751     31,681,751   31,329,063
                                      ===========  ===========  ===========  ===========   ===========    ===========  ===========

----------------------------------------------------------------------------------------------------------------------------------

Class A Common Stock prices:
        High                             $ 12.85      $ 14.17       $ 6.66       $ 9.00        $ 8.95         $ 9.00      $ 15.00
        Low                              $ 11.71       $ 3.97       $ 4.78       $ 6.26        $ 5.98         $ 4.78       $ 6.44
        Close                            $ 12.53       $ 5.12       $ 6.07       $ 9.00        $ 7.55         $ 7.55      $ 12.53


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


                                                 PMA Capital Corporation
                                          Consolidated Statements of Operations
                                                     (In Thousands)

                                                   3rd          4th         1st         2nd          3rd         % Change
                                                 Quarter      Quarter     Quarter     Quarter      Quarter         3rd
                                                  2003         2003        2004        2004         2004         Quarter
                                                --------------------------------------------------------------------------

Gross Premiums Written                          $ 352,380    $ 295,671   $ 157,860    $ 24,449    $ 100,013        -71.6%
                                                ==========  ===========  ==========  ==========  ===========    ==========

Net Premiums Written                            $ 285,283    $ 265,457   $ 158,498    $  2,873    $  83,567        -70.7%
                                                ==========  ===========  ==========  ==========  ===========    ==========

Revenues:
Net premiums earned                              $293,482    $ 344,991    $206,269   $ 118,348    $ 104,210        -64.5%
Net investment income                              17,167       16,331      16,758      14,807       13,238        -22.9%
Net realized investment gains                       1,392        3,582       8,600       2,248        3,515        152.5%
Other revenues                                      4,147        4,466       5,738       4,680        4,505          8.6%
                                                ----------  -----------  ----------  ----------  -----------    ----------
     Total revenues                               316,188      369,370     237,365     140,083      125,468        -60.3%
                                                ----------  -----------  ----------  ----------  -----------    ----------

Expenses:
Losses and loss adjustment expenses               335,789      266,899     142,190      87,471       80,706        -76.0%
Acquisition expenses                               63,221       64,790      47,235      24,968       24,087        -61.9%
Operating expenses                                 23,327       32,251      24,779      23,563       16,942        -27.4%
Dividends to policyholders                          2,090       (5,539)      1,429         946          805        -61.5%
Interest expense                                    2,953        2,951       2,939       2,960        2,973          0.7%
                                                ----------  -----------  ----------  ----------  -----------    ----------
     Total losses and expenses                    427,380      361,352     218,572     139,908      125,513        -70.6%
                                                ----------  -----------  ----------  ----------  -----------    ----------

Pre-tax income (loss)                            (111,192)       8,018      18,793         175          (45)       100.0%
                                                ----------  -----------  ----------  ----------  -----------    ----------

Income tax expense (benefit):
     Current                                         (221)           -         325          64         (117)        47.1%
     Deferred                                     (14,565)      28,050       6,315          47          146            NM
                                                ----------  -----------  ----------  ----------  -----------    ----------

Total income tax expense (benefit)                (14,786)      28,050       6,640         111           29            NM
                                                ----------  -----------  ----------  ----------  -----------    ----------

Net income (loss)                                $(96,406)    $(20,032)   $ 12,153        $ 64        $ (74)        99.9%
                                                ==========  ===========  ==========  ==========  ===========    ==========

Pre-tax operating income (loss)                 $(112,584)     $ 4,436    $ 10,193    $ (2,073)    $ (3,560)        96.8%
                                                ==========  ===========  ==========  ==========  ===========    ==========

After-tax operating income (loss)               $ (97,311)    $(22,360)    $ 6,563    $ (1,397)    $ (2,359)        97.6%
                                                ==========  ===========  ==========  ==========  ===========    ==========


                                                 PMA Capital Corporation
                                          Consolidated Statements of Operations
                                                      (In Thousands)

                                                                                  Nine           Nine           % Change
                                                                                 Months         Months             Nine
                                                                                  2004           2003            Months
                                                                              ---------------------------------------------

Gross Premiums Written                                                           $ 282,322    $ 1,133,973           -75.1%
                                                                              =============  =============     ============

Net Premiums Written                                                             $ 244,938      $ 926,797           -73.6%
                                                                              =============  =============     ============

Revenues:
Net premiums earned                                                              $ 428,827      $ 853,174           -49.7%
Net investment income                                                               44,803         52,592           -14.8%
Net realized investment gains                                                       14,363         10,198            40.8%
Other revenues                                                                      14,923         15,913            -6.2%
                                                                              -------------  -------------     ------------
     Total revenues                                                                502,916        931,877           -46.0%
                                                                              -------------  -------------     ------------

Expenses:
Losses and loss adjustment expenses                                                310,367        731,448           -57.6%
Acquisition expenses                                                                96,290        191,656           -49.8%
Operating expenses                                                                  65,284         71,421            -8.6%
Dividends to policyholders                                                           3,180          6,180           -48.5%
Interest expense                                                                     8,872          6,936            27.9%
                                                                              -------------  -------------     ------------
     Total losses and expenses                                                     483,993      1,007,641           -52.0%
                                                                              -------------  -------------     ------------

Pre-tax income (loss)                                                               18,923        (75,764)              NM
                                                                              -------------  -------------     ------------

Income tax expense (benefit):
     Current                                                                           272              -               NM
     Deferred                                                                        6,508         (2,227)              NM
                                                                              -------------  -------------     ------------

Total income tax expense (benefit)                                                   6,780         (2,227)              NM
                                                                              -------------  -------------     ------------

Net income (loss)                                                                 $ 12,143      $ (73,537)              NM
                                                                              =============  =============     ============

Pre-tax operating income (loss)                                                    $ 4,560      $ (85,962)              NM
                                                                              =============  =============     ============

After-tax operating income (loss)                                                  $ 2,807      $ (80,166)              NM
                                                                              =============  =============     ============



                                                 PMA Capital Corporation
                                               Consolidated Balance Sheets
                                                      (In Thousands)


                                                        3rd            4th            1st            2nd           3rd
                                                      Quarter        Quarter        Quarter        Quarter       Quarter
                                                       2003           2003           2004           2004          2004
                                                    -----------------------------------------------------------------------

Assets:
Investments in fixed maturities available for sale  $ 1,807,977    $ 1,854,555    $ 1,825,076    $ 1,469,027   $ 1,381,788
Short-term investments                                  187,320        151,332         98,385         88,664        98,761
Short-term investments, loaned securities collateral    113,978          6,300        112,689        129,999        96,606
Cash                                                     34,954         28,963         22,311         66,100        48,046
                                                    ------------------------------------------  -------------  ------------
     Total investments and cash                       2,144,229      2,041,150      2,058,461      1,753,790     1,625,201

Accrued investment income                                23,764         20,870         22,820         17,913        16,407
Premiums receivable                                     379,041        364,125        316,771        249,112       219,111
Reinsurance receivables                               1,252,928      1,220,320      1,145,314      1,210,765     1,170,004
Deferred income taxes                                    93,181         76,962         65,114         88,250        80,541
Deferred acquisition costs                              105,089         83,975         71,631         41,321        37,800
Funds held by reinsureds                                153,263        124,695         96,147         84,487       111,840
Other assets                                            255,292        255,861        231,600        248,578       219,536
                                                    ------------  -------------  -------------  -------------  ------------
     Total assets                                   $ 4,406,787    $ 4,187,958    $ 4,007,858    $ 3,694,216   $ 3,480,440
                                                    ============  =============  =============  =============  ============

Liabilities:
Unpaid losses and loss adjustment expenses          $ 2,486,776    $ 2,541,318    $ 2,438,509    $ 2,292,281   $ 2,179,900
Unearned premiums                                       490,461        403,708        332,391        216,155       193,221
Debt                                                    186,250        187,566        187,566        187,566       187,566
Accounts payable, accrued expenses
     and other liabilities                              297,028        314,830        282,422        277,457       254,467
Funds held under reinsurance treaties                   313,688        262,105        159,913        138,976       104,101
Dividends to policyholders                               14,851          8,479          8,292          8,121         6,424
Payable under securities loan agreements                113,960          6,285        112,674        129,997        96,614
                                                    ------------  -------------  -------------  -------------  ------------
     Total liabilities                                3,903,014      3,724,291      3,521,767      3,250,553     3,022,293
                                                    ------------  -------------  -------------  -------------  ------------

Shareholders' Equity:
Class A Common stock                                    171,090        171,090        171,090        171,090       171,090
Additional paid-in capital                              109,331        109,331        109,331        109,331       109,331
Retained earnings                                       235,607        216,115        228,268        223,442       223,519
Accumulated other comprehensive income (loss)            40,341         19,622         29,894        (13,160)          885
Notes receivable from officers                              (64)           (65)           (66)           (59)            -
Treasury stock, at cost                                 (52,532)       (52,426)       (52,426)       (45,261)      (45,474)
Unearned restricted stock compensation                        -              -              -         (1,720)       (1,204)
                                                    ------------  -------------  -------------  -------------  ------------
     Total shareholders' equity                         503,773        463,667        486,091        443,663       458,147
                                                    ------------  -------------  -------------  -------------  ------------
     Total liabilities and shareholders' equity     $ 4,406,787    $ 4,187,958    $ 4,007,858    $ 3,694,216   $ 3,480,440
                                                    ============  =============  =============  =============  ============



                                                PMA Capital Corporation
                                       Invested Assets and Net Investment Income
                                                 (Dollars in Thousands)

                                          3rd         4th         1st        2nd         3rd          Nine        Nine
                                        Quarter     Quarter     Quarter    Quarter     Quarter       Months      Months
                                         2003        2003        2004       2004        2004         2004        2003
                                       ---------------------------------------------------------   ----------  ----------

Total Investments & Cash
As reported                          $ 2,144,229 $ 2,041,150 $ 2,058,461 $1,753,790 $ 1,625,201  $ 1,625,201 $ 2,144,229
Less:
    Securities lending activity          113,960       6,285     112,674    129,997      96,614       96,614     113,960
    Unrealized gain                       58,200      48,282      62,797         45      23,615       23,615      58,200
                                       ----------  ---------- ----------- ----------  ----------   ----------  ----------
    Total adjusted investments & cash $1,972,069 $ 1,986,583 $ 1,882,990 $1,623,748 $ 1,504,972  $ 1,504,972 $ 1,972,069
                                       ==========  ========== =========== ==========  ==========   ==========  ==========

Net Investment Income
As reported                             $ 17,167    $ 16,331    $ 16,758   $ 14,807    $ 13,238     $ 44,803    $ 52,592
Funds held:
     Assumed                               1,316        (296)        (13)       109          73          169       4,292
     Ceded                                (3,551)     (3,427)     (2,222)    (3,962)     (2,140)      (8,324)    (10,977)
                                       ----------  ---------- ----------- ----------  ----------   ----------  ----------
Total funds held                          (2,235)     (3,723)     (2,235)    (3,853)     (2,067)      (8,155)     (6,685)
                                       ----------  ---------- ----------- ----------  ----------   ----------  ----------

    Total adjusted investment income    $ 19,402    $ 20,054    $ 18,993   $ 18,660    $ 15,305     $ 52,958    $ 59,277
                                       ==========  ========== =========== ==========  ==========   ==========  ==========

Yield
As reported                                3.15%       3.12%       3.27%      3.11%       3.13%        3.20%       3.42%
Investment portfolio                       3.95%       4.05%       3.93%      4.10%       3.91%        4.04%       4.19%

Duration (in years)                         3.9         3.9         3.7        3.4         3.6          3.6         3.9

-------------------------------------------------------------------------------------------------------------------------


                                                PMA Capital Corporation
                                                          Debt
                                                 (Dollars in Thousands)


                                       Amount
                                       Outstanding  Maturity
                                       ----------- -----------
    4.25% convertible debt              $ 86,250      2022(1)
    Trust preferred debt(2)               43,816      2033
    8.50% senior notes                    57,500      2018
                                       ----------
    Total long-term debt               $ 187,566
                                       ==========

1 Holders of the Convertible Debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

2 Weighted average interest rate on trust preferred debt is 5.92% as of September 30, 2004.



                                       PMA Capital Corporation
                                    Other Assets and Liabilities
                                       (Dollars in Millions)

   Other Assets                     9/30/2004       Other Liabilities                          9/30/2004
   ------------                     ---------       -----------------                          ---------

   Deposit assets (FASB #113)          $ 49.2       Deposit liabilities (FASB #113)               $ 68.9
   Return premiums receivable            38.3       Pension liabilities                             34.1
   Receivables- self-insured &                      Escrow liabilities                              33.1
       large deductible clients          29.0       Premium surcharges                              31.0
   PP&E                                  27.6       Premium taxes and other assessments             17.1
   Escrow                                22.5       Accrued postretirement benefits                 13.5
   Prepaid pension asset                 22.3       Accrued commissions                              8.4
   Other                                 30.6       Accounts payable and other liabilities          48.4

                                 -------------                                            ---------------
   Total:                             $ 219.5       Total:                                       $ 254.5
                                 =============                                            ===============



                                          PMA Capital Corporation
                  Balance Sheet Impact of Commutations & Novations - Run-off Operations 1
                                          (Dollars in Thousands)


                                                                      3rd Quarter 2004
   Assets                                                  Assumed             Ceded              Total
   ------                                                  -------             -----              -----
   Reinsurance receivables                               $       -             $ (4,736)        $ (4,736)
   Funds held by reinsureds                                 (5,735)                   -           (5,735)

   Liabilities
   -----------
   Unpaid loss and loss adjustment expenses              $ (46,281)            $      -        $ (46,281)
   Unearned premiums                                        (1,157)                   -           (1,157)
   Funds held under reinsurance treaties                    (3,777)              (4,736)          (8,513)
   Other liabilities                                        (1,408)                   -           (1,408)

                                                                      Nine Months 2004
   Assets                                                  Assumed             Ceded              Total
   ------                                                  -------             -----              -----
   Reinsurance receivables                               $       -            $ (63,662)       $ (63,662)
   Funds held by reinsureds                                (38,002)                   -          (38,002)
   Other assets                                                813              (22,170)         (21,357)

   Liabilities
   -----------
   Unpaid loss and loss adjustment expenses             $ (202,246)                 $ -       $ (202,246)
   Unearned premiums                                       (30,015)                   -          (30,015)
   Funds held under reinsurance treaties                    (6,514)             (75,174)         (81,688)
   Other liabilities                                        (1,408)                   -           (1,408)


1  In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Run-off Operations.  Run-off
    Operations also includes the results of our former excess and surplus lines segment, Caliber One.


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


                                                  PMA Capital Corporation
                                         Statements of Operations - Consolidating
                                           Nine Months Ended September 30, 2004
                                                      (In Thousands)

                                                       PMA
                                                    Insurance          Corporate           Run-off
                                                      Group            & Other1         Operations2         Consolidated
                                                ----------------------------------------------------------------------------

Gross Premiums Written                                 $ 350,674             $ (561)         $ (67,791)           $ 282,322
                                                =================  =================  =================  ===================

Net Premiums Written                                   $ 314,885             $ (561)         $ (69,386)           $ 244,938
                                                =================  =================  =================  ===================

Revenues:
Net premiums earned                                    $ 352,970             $ (561)          $ 76,418            $ 428,827
Net investment income                                     24,475                888             19,440               44,803
Other revenues                                            14,604                319                  -               14,923
                                                -----------------  -----------------  -----------------  -------------------
     Operating revenues                                  392,049                646             95,858              488,553
                                                -----------------  -----------------  -----------------  -------------------

Losses and Expenses:
Losses and loss adjustment expenses                      264,897                  -             45,470              310,367
Acquisition expenses                                      67,528                  -             28,762               96,290
Operating expenses                                        43,539              7,574             14,171               65,284
Dividends to policyholders                                 3,180                  -                  -                3,180
                                                -----------------  -----------------  -----------------  -------------------
     Total losses and expenses                           379,144              7,574             88,403              475,121
                                                -----------------  -----------------  -----------------  -------------------

Operating income (loss) before income taxes
     and interest expense                                 12,905             (6,928)             7,455               13,432

Interest expense                                               -              8,872                  -                8,872
                                                -----------------  -----------------  -----------------  -------------------

Pre-tax operating income (loss)                         $ 12,905          $ (15,800)           $ 7,455                4,560
                                                =================  =================  =================

Net realized investment gains                                                                                        14,363
                                                                                                         -------------------

Pre-tax income                                                                                                     $ 18,923
                                                                                                         ===================


 1   Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 2   In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Run-off Operations.  Run-off
          Operations also includes the results of our former excess and surplus lines segment, Caliber One.





                                                       PMA Capital Corporation
                                              Statements of Operations - Consolidating
                                                Nine Months Ended September 30, 2003
                                                           (In Thousands)

                                                     PMA
                                                  Insurance          Corporate          Run-off
                                                    Group           & Other (1)        Operations (2)        Consolidated
                                               ----------------------------------------------------------------------------

Gross Premiums Written                               $ 516,947             $ (608)        $ 617,634            $ 1,133,973
                                               ================  =================  ================  =====================

Net Premiums Written                                 $ 462,809             $ (608)        $ 464,596              $ 926,797
                                               ================  =================  ================  =====================

Revenues:
Net premiums earned                                  $ 392,558             $ (608)        $ 461,224              $ 853,174
Net investment income                                   24,608              1,606            26,378                 52,592
Other revenues                                          13,086                327             2,500                 15,913
                                               ----------------  -----------------  ----------------  ---------------------
     Operating revenues                                430,252              1,325           490,102                921,679
                                               ----------------  -----------------  ----------------  ---------------------

Losses and Expenses:
Losses and loss adjustment expenses                    288,433                  -           443,015                731,448
Acquisition expenses                                    66,221                  -           125,435                191,656
Operating expenses                                      46,895             10,792            13,734                 71,421
Dividends to policyholders                               6,180                  -                 -                  6,180
                                               ----------------  -----------------  ----------------  ---------------------
     Total losses and expenses                         407,729             10,792           582,184              1,000,705
                                               ----------------  -----------------  ----------------  ---------------------

Operating income (loss) before income taxes
     and interest expense                               22,523             (9,467)          (92,082)               (79,026)

Interest expense                                             -              6,936                 -                  6,936
                                               ----------------  -----------------  ----------------  ---------------------

Pre-tax operating income (loss)                       $ 22,523          $ (16,403)        $ (92,082)               (85,962)
                                               ================  =================  ================

Net realized investment gains                                                                                       10,198
                                                                                                      ---------------------

Pre-tax loss                                                                                                     $ (75,764)
                                                                                                      =====================




1 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


                                                       PMA Capital Corporation
                                               Statements of Operations - Consolidating
                                                Three Months Ended September 30, 2004
                                                            (In Thousands)

                                                  PMA
                                               Insurance    Corporate    Run-off
                                                 Group      & Other (1)  Operations (2) Consolidated
                                               ------------------------------------------------------

Gross Premiums Written                         $ 109,788     $    (186)    $  (9,589)    $ 100,013
                                               =========     =========     =========     =========

Net Premiums Written                           $  97,637     $    (186)    $ (13,884)    $  83,567
                                               =========     =========     =========     =========

Revenues:
Net premiums earned                            $ 103,032     $    (186)    $   1,364     $ 104,210
Net investment income                              8,083           271         4,884        13,238
Other revenues                                     4,480            25          --           4,505
                                               ---------     ---------     ---------     ---------
     Operating revenues                          115,595           110         6,248       121,953
                                               ---------     ---------     ---------     ---------

Losses and Expenses:
Losses and loss adjustment expenses               77,994          --           2,712        80,706
Acquisition expenses                              21,876          --           2,211        24,087
Operating expenses                                11,383         2,119         3,440        16,942
Dividends to policyholders                           805          --            --             805
                                               ---------     ---------     ---------     ---------
     Total losses and expenses                   112,058         2,119         8,363       122,540
                                               ---------     ---------     ---------     ---------

Operating income (loss) before income taxes
     and interest expense                          3,537        (2,009)       (2,115)         (587)

Interest expense                                    --           2,973          --           2,973
                                               ---------     ---------     ---------     ---------

Pre-tax operating income (loss)                $   3,537     $  (4,982)    $  (2,115)       (3,560)
                                               =========     =========     =========

Net realized investment gains                                                                3,515
                                                                                         ---------

Pre-tax loss                                                                             $     (45)
                                                                                         =========




1 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                       PMA Capital Corporation
                                               Statements of Operations - Consolidating
                                                Three Months Ended September 30, 2003
                                                            (In Thousands)

                                                  PMA
                                               Insurance    Corporate     Run-off
                                                 Group      & Other (1)   Operations(2) Consolidated
                                               ------------------------------------------------------

Gross Premiums Written                         $ 169,258     $    (228)    $ 183,350     $ 352,380
                                               =========     =========     =========     =========

Net Premiums Written                           $ 149,130     $    (228)    $ 136,381     $ 285,283
                                               =========     =========     =========     =========

Revenues:
Net premiums earned                            $ 141,967     $    (228)    $ 151,743     $ 293,482
Net investment income                              8,134           523         8,510        17,167
Other revenues                                     4,078            69          --           4,147
                                               ---------     ---------     ---------     ---------
     Operating revenues                          154,179           364       160,253       314,796
                                               ---------     ---------     ---------     ---------

Losses and Expenses:
Losses and loss adjustment expenses              105,197          --         230,592       335,789
Acquisition expenses                              23,815          --          39,406        63,221
Operating expenses                                15,732         3,639         3,956        23,327
Dividends to policyholders                         2,090          --            --           2,090
                                               ---------     ---------     ---------     ---------
     Total losses and expenses                   146,834         3,639       273,954       424,427
                                               ---------     ---------     ---------     ---------

Operating income (loss) before income taxes
     and interest expense                          7,345        (3,275)     (113,701)     (109,631)

Interest expense                                    --           2,953          --           2,953
                                               ---------     ---------     ---------     ---------

Pre-tax operating income (loss)                $   7,345     $  (6,228)    $(113,701)     (112,584)
                                               =========     =========     =========

Net realized investment gains                                                                1,392
                                                                                         ---------

Pre-tax loss                                                                             $(111,192)
                                                                                         =========




1 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


                                                                       PMA Capital Corporation
                                                           Statements of Operations - PMA Insurance Group
                                                                   (Dollar Amounts in Thousands)


                                   3rd          4th        1st         2nd         3rd        Nine       Nine     % Change  % Change
                                 Quarter      Quarter    Quarter     Quarter     Quarter     Months     Months       3rd      Nine
                                  2003         2003       2004        2004        2004        2004       2003      Quarter    Months
                                 ---------------------------------------------------------------------------------------------------

Gross Premiums Written           $ 169,258   $ 161,487  $ 146,486   $  94,400   $ 109,788   $ 350,674   $ 516,947   -35.1%   -32.2%
                                 =========   =========  =========   =========   =========   =========   =========   ======   ======

Net Premiums Written             $ 149,130   $ 140,784  $ 135,286   $  81,962   $  97,637   $ 314,885   $ 462,809   -34.5%   -32.0%
                                 =========   =========  =========   =========   =========   =========   =========   ======   ======

Revenues:
Net premiums earned              $ 141,967   $ 177,474  $ 131,650   $ 118,288   $ 103,032   $ 352,970   $ 392,558   -27.4%   -10.1%
Net investment income                8,134       8,299      8,028       8,364       8,083      24,475      24,608    -0.6%    -0.5%
Other revenues                       4,078       4,407      5,735       4,389       4,480      14,604      13,086     9.9%    11.6%
                                 ---------   ---------  ---------   ---------   ---------   ---------   ---------   ------   ------
      Total revenues               154,179     190,180    145,413     131,041     115,595     392,049     430,252   -25.0%    -8.9%
                                 ---------   ---------  ---------   ---------   ---------   ---------   ---------   ------   ------

Losses and Expenses:
Losses and loss adjustment
   expenses                        105,197     154,069     98,831      88,072      77,994     264,897     288,433   -25.9%    -8.2%
Acquisition expenses                23,815      24,354     23,032      22,620      21,876      67,528      66,221    -8.1%     2.0%
Operating expenses                  15,732      18,278     15,562      16,594      11,383      43,539      46,895   -27.6%    -7.2%
Dividends to policyholders           2,090      (5,539)     1,429         946         805       3,180       6,180   -61.5%   -48.5%
                                 ---------   ---------  ---------   ---------   ---------   ---------   ---------   ------   ------
      Total losses and expenses    146,834     191,162    138,854     128,232     112,058     379,144     407,729   -23.7%    -7.0%
                                 ---------   ---------  ---------   ---------   ---------   ---------   ---------   ------   ------

Pre-tax operating income (loss)  $   7,345   $    (982) $   6,559   $   2,809   $   3,537   $  12,905   $  22,523   -51.8%   -42.7%
                                 =========   =========  =========   =========   =========   =========   =========   ======   ======





                                                                PMA Capital Corporation
                                                        Insurance Ratios - PMA Insurance Group


                                    3rd       4th       1st       2nd        3rd      Nine    Nine     Point Chg.     Point Chg.
                                  Quarter   Quarter   Quarter   Quarter    Quarter   Months  Months    3rd Quarter    Nine Months
                                   2003      2003      2004      2004       2004      2004    2003    Better (Worse) Better (Worse)
                                  --------------------------------------------------------------------------------------------------
Ratios - GAAP Basis:

Loss and LAE ratio                  74.1%     86.8%     75.1%     74.5%     75.7%     75.0%     73.5%     (1.6)        (1.5)
                                   -------   -------  -------   -------   -------   -------   -------    -------      -------

Expense ratio:
      Acquisition expenses          16.8%     13.7%     17.5%     19.1%     21.2%     19.1%     16.9%     (4.4)        (2.2)
      Operating expenses (1)         8.9%      8.2%      9.2%     11.2%      7.8%      9.5%      9.5%      1.1           --
                                   -------   -------  -------   -------   -------   -------   -------    -------      -------
      Total expense ratio           25.7%     21.9%     26.7%     30.3%     29.0%     28.6%     26.4%     (3.3)        (2.2)
                                   -------   -------  -------   -------   -------   -------   -------    -------      -------

Policyholders' dividend ratio        1.5%     -3.1%      1.1%      0.8%      0.8%      0.9%      1.6%      0.7          0.7
                                   -------   -------  -------   -------   -------   -------   -------    -------      -------
Combined ratio                     101.3%    105.6%    102.9%    105.6%    105.5%    104.5%    101.5%     (4.2)        (3.0)
                                   =======   =======  =======   =======   =======   =======   =======    =======      =======

Net investment income ratio         -5.7%     -4.7%     -6.1%     -7.1%     -7.8%     -6.9%     -6.3%      2.1          0.6
                                   -------   -------  -------   -------   -------   -------   -------    -------      -------
Operating ratio                     95.6%    100.9%     96.8%     98.5%     97.7%     97.6%     95.2%     (2.1)        (2.4)
                                   =======   =======  =======   =======   =======   =======   =======    =======      =======


1 The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $12.6 million, $14.5 million, $12.1 million, $13.2 million and $8.1 million for the third and fourth quarters of 2003 and the first, second and third quarters of 2004, respectively.



                             PMA Capital Corporation
                 Statements of Operations - Run-off Operations (1)
                          (Dollar Amounts in Thousands)


                               3rd         4th          1st        2nd         3rd          Nine         Nine    % Change   % Change
                             Quarter     Quarter      Quarter    Quarter     Quarter      Months        Months     3rd        Nine
                              2003        2003         2004       2004        2004         2004          2003     Quarter     Months
                            --------------------------------------------------------------------------------------------------------

 Gross Premiums Written     $ 183,350   $ 134,364   $  11,524   $ (69,726)   $  (9,589)   $ (67,791)   $ 617,634    NM       NM
                            =========   =========   =========   =========    =========    =========    =========    ======   =======

 Net Premiums Written       $ 136,381   $ 124,853   $  23,362   $ (78,864)   $ (13,884)   $ (69,386)   $ 464,596    NM       NM
                            =========   =========   =========   =========    =========    =========    =========    ======   =======

Revenues:
Net premiums earned         $ 151,743   $ 167,697   $  74,769   $     285    $   1,364    $  76,418    $ 461,224    -99.1%   -83.4%
Net investment income           8,510       7,984       8,386       6,170        4,884       19,440       26,378    -42.6%   -26.3%
Other revenues                   --          --          --          --           --           --          2,500    NM      -100.0%
                            ---------   ---------   ---------   ---------    ---------    ---------    ---------    ------   -------
      Total revenues          160,253     175,681      83,155       6,455        6,248       95,858      490,102    -96.1%   -80.4%
                            ---------   ---------   ---------   ---------    ---------    ---------    ---------    ------   -------

Losses and Expenses:
Losses and loss adjustment
         expenses             230,592     112,830      43,359        (601)       2,712       45,470      443,015    -98.8%   -89.7%
Acquisition expenses           39,406      40,436      24,203       2,348        2,211       28,762      125,435    -94.4%   -77.1%
Operating expenses              3,956      10,709       6,647       4,084        3,440       14,171       13,734    -13.0%     3.2%
                            ---------   ---------   ---------   ---------    ---------    ---------    ---------    ------   -------
      Total losses and
        expenses              273,954     163,975      74,209       5,831        8,363       88,403      582,184    -96.9%   -84.8%
                            ---------   ---------   ---------   ---------    ---------    ---------    ---------    ------   -------

Pre-tax operating income
        (loss)              $(113,701)  $  11,706   $   8,946   $     624    $  (2,115)   $   7,455      (92,082)     98.1%  NM
                            =========   =========   =========   =========    =========    =========    =========    ======   =======




1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                                    PMA Capital Corporation
                                                           Statements of Operations - Corporate & Other
                                                                  (Dollar Amounts in Thousands)


                                 3rd        4th          1st         2nd        3rd         Nine        Nine    % Change   % Change
                               Quarter    Quarter      Quarter     Quarter    Quarter      Months      Months     3rd        Nine
                                2003       2003         2004        2004       2004         2004        2003     Quarter     Months
                              ------------------------------------------------------------------------------------------------------

 Gross Premiums Written       $   (228)   $   (180)   $   (150)   $   (225)   $   (186)   $   (561)   $   (608)     18.4%    7.7%
                              ========    ========    ========    ========    ========    ========    ========    ========  ========

 Net Premiums Written         $   (228)   $   (180)   $   (150)   $   (225)   $   (186)   $   (561)   $   (608)     18.4%    7.7%
                              ========    ========    ========    ========    ========    ========    ========    ========  ========

Revenues:
Net premiums earned           $   (228)   $   (180)   $   (150)   $   (225)   $   (186)   $   (561)   $   (608)     18.4%    7.7%
Net investment income              523          48         344         273         271         888       1,606     -48.2%  -44.7%
Other revenues                      69          59           3         291          25         319         327      63.8%   -2.4%
                              --------    --------    --------    --------    --------    --------    --------    --------  --------
      Total revenues               364         (73)        197         339         110         646       1,325      69.8%  -51.2%
                              --------    --------    --------    --------    --------    --------    --------    --------  --------

Losses and Expenses:
Operating expenses               3,639       3,264       2,570       2,885       2,119       7,574      10,792    -41.8%   -29.8%
                              --------    --------    --------    --------    --------    --------    --------    --------  --------
      Total losses and
        expenses                 3,639       3,264       2,570       2,885       2,119       7,574      10,792    -41.8%   -29.8%
                              --------    --------    --------    --------    --------    --------    --------    --------  --------

Operating loss before income
       taxes
      and interest expense      (3,275)     (3,337)     (2,373)     (2,546)     (2,009)     (6,928)     (9,467)     38.7%   26.8%

Interest expense                 2,953       2,951       2,939       2,960       2,973       8,872       6,936       0.7%   27.9%
                              --------    --------    --------    --------    --------    --------    --------    --------  --------

Pre-tax operating loss        $ (6,228)   $ (6,288)   $ (5,312)   $ (5,506)   $ (4,982)   $(15,800)    (16,403)     20.0%    3.7%
                              ========    ========    ========    ========    ========    ========    ========    ========  ========





                                                                       PMA Capital Corporation
                                                                 Operating Cash Flows - Consolidated
                                                                           (In Thousands)


                                              3rd          4th           1st          2nd          3rd        Nine          Nine
                                            Quarter      Quarter       Quarter      Quarter      Quarter     Months        Months
                                             2003         2003          2004         2004         2004        2004          2003
                                          -----------------------------------------------------------------------------------------

Receipts:
Premiums and other revenues collected     $   319,594  $   243,436  $   186,561  $   103,266  $    91,121  $   380,948  $   987,454
Investment income received                     20,079       27,690       22,141       26,520       20,627       69,288       67,621
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
       Total receipts                         339,673      271,126      208,702      129,786      111,748      450,236    1,055,075
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

Disbursements:
Losses and LAE paid:
       Losses and LAE paid - current year      83,436       60,322        6,491       37,839       43,406       87,736      125,528
       Losses and LAE paid - prior years      139,352      124,280      217,746      272,164      178,193      668,103      533,589
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total losses and LAE paid                     222,788      184,602      224,237      310,003      221,599      755,839      659,117
Insurance operating expenses paid              64,223       68,280       73,845       54,695       43,228      171,768      243,357
Policyholders' dividends paid                   2,880          773        1,573          873        2,145        4,591        5,946
Interest on corporate debt                      3,582        1,798        3,686        1,856        3,694        9,236        6,568
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
       Total disbursements                    293,473      255,453      303,341      367,427      270,666      941,434      914,988
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

       Net other                               (6,092)         947       (7,511)     (22,894)       6,997      (23,408)      (7,077)
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------

Net operating cash flows                  $    40,108  $    16,620  $  (102,150) $  (260,535) $  (151,921) $  (514,606) $   133,010
                                          ===========  ===========  ===========  ===========  ===========  ===========  ===========




                                                                     PMA Capital Corporation
                                                           Operating Cash Flows - PMA Insurance Group
                                                                         (In Thousands)

                                               3rd           4th          1st         2nd           3rd          Nine        Nine
                                             Quarter       Quarter      Quarter     Quarter       Quarter       Months      Months
                                              2003          2003         2004        2004          2004          2004        2003
                                          ------------------------------------------------------------------------------------------

Receipts:
Premiums and other revenues collected       $ 150,684    $ 147,111    $ 128,216    $ 123,944    $  97,543    $ 349,703    $ 410,188
Investment income received                      9,523        9,433       10,246        9,869        9,574       29,689       28,635
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
       Total receipts                         160,207      156,544      138,462      133,813      107,117      379,392      438,823
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Disbursements:
Losses and LAE paid:
       Losses and LAE paid - current year      37,387       35,923        6,157       19,158       29,827       55,142       66,929
       Losses and LAE paid - prior years       57,474       56,739       75,447       63,116       57,160      195,723      200,792
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Losses and LAE                                 94,861       92,662       81,604       82,274       86,987      250,865      267,721
Insurance operating expenses paid              22,578       35,721       52,645       38,931       34,600      126,176       97,004
Policyholders' dividends paid                   2,880          773        1,573          873        2,145        4,591        5,946
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
       Total disbursements                    120,319      129,156      135,822      122,078      123,732      381,632      370,671
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

       Net other                               (8,839)      (7,150)      (8,306)      (8,535)       8,102       (8,739)     (15,686)
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

Net operating cash flows                    $  31,049    $  20,238    $  (5,666)   $   3,200    $  (8,513)   $ (10,979)   $  52,466
                                            =========    =========    =========    =========    =========    =========    =========









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


                                                                        PMA Capital Corporation
                                                              Operating Cash Flows - Run-off Operations(1)
                                                                              (In Thousands)


                                               3rd          4th          1st         2nd          3rd         Nine         Nine
                                             Quarter      Quarter      Quarter     Quarter      Quarter      Months       Months
                                              2003         2003         2004        2004         2004         2004         2003
                                            ----------------------------------------------------------------------------------------

Receipts:
Premiums collected                          $ 168,910    $  96,325   $  58,345    $ (20,678)   $  (6,422)   $  31,245    $ 577,266
Investment income received                     10,556       18,257      11,895       16,651       11,053       39,599       38,986
                                            ---------    ---------   ---------    ---------    ---------    ---------    ---------
       Total receipts                         179,466      114,582      70,240       (4,027)       4,631       70,844      616,252
                                            ---------    ---------   ---------    ---------    ---------    ---------    ---------

Disbursements:
Losses and LAE paid:
       Losses and LAE paid - current year      46,049       24,399         334       18,681       13,579       32,594       58,599
       Losses and LAE paid - prior years       81,878       67,541     142,299      209,048      121,033      472,380      332,797
                                            ---------    ---------   ---------    ---------    ---------    ---------    ---------
Total losses and LAE paid                     127,927       91,940     142,633      227,729      134,612      504,974      391,396
Insurance operating expenses paid              41,645       32,559      21,200       15,764        8,628       45,592      146,353
                                            ---------    ---------   ---------    ---------    ---------    ---------    ---------
       Total disbursements                    169,572      124,499     163,833      243,493      143,240      550,566      537,749
                                            ---------    ---------   ---------    ---------    ---------    ---------    ---------

       Net other                                 (778)      12,494       1,860      (13,311)         282      (11,169)       8,508
                                            ---------    ---------   ---------    ---------    ---------    ---------    ---------

Net operating cash flows                    $   9,116    $   2,577   $ (91,733)   $(260,831)   $(138,327)   $(490,891)   $  87,011
                                            =========    =========   =========    =========    =========    =========    =========

1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations.
     Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


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
                                                                          PMA Capital Corporation
                                                                             Statutory Surplus
                                                                               (In Thousands)


                                              3rd           4th         1st            2nd          3rd
                                            Quarter       Quarter     Quarter        Quarter      Quarter
                                             2003          2003        2004           2004         2004(1)
                                           -----------------------------------------------------------------------------------------

PMA Pool(2)                                 $301,684     $296,777      $296,785      $305,074   $ 294,587 (5)
PMA Capital Insurance Company(3)             477,391      500,617       517,143       236,247     236,443 (5)



                                                                          PMA Capital Corporation
                                                                Statutory Financial Information - PMA Pool 2
                                                                               (In Thousands)

                                             3rd           4th           1st          2nd          3rd         Nine         Nine
                                           Quarter       Quarter       Quarter      Quarter      Quarter      Months       Months
                                            2003          2003          2004         2004         2004 (1)     2004 (1)     2003
                                          ------------------------------------------------------------------------------------------

Net Premiums Written:
      Workers Compensation & Integrated
           Disability                     $  116,397    $  77,362    $  106,190    $  56,764    $  88,814  $  251,768    $  355,091
      Other Commercial Lines                  17,424       14,386        11,915        8,275        8,962      29,152        71,593
                                          ----------    ---------    ----------    ---------    ---------  ----------    ----------
      Total - PMA Pool                    $  133,821    $  91,748    $  118,105    $  65,039    $  97,776  $  280,920    $  426,684
                                          ==========    =========    ==========    =========    =========  ==========    ==========

Statutory Ratios:
      Loss and LAE ratio                        74.4%        87.2%         74.9%        75.2%        75.9%       75.3%         73.8%
      Underwriting expense ratio                24.9%        34.6%         27.1%        39.0%        29.5%       30.7%         24.5%
      Policyholders' dividend ratio              1.7%        -3.4%          1.2%         0.7%         0.4%        0.8%          1.6%
                                          ----------    ---------    ----------    ---------    ---------  ----------    ----------
      Combined ratio                           101.0%       118.4%        103.2%       114.9%       105.8%      106.8%         99.9%
                                          ==========    =========    ==========    =========    =========  ==========    ==========
      Operating ratio                           94.9%       113.9%         96.5%       107.4%        98.9%       99.8%         91.9%
                                          ==========    =========    ==========    =========    =========  ==========    ==========



1  Estimated.
2  The PMA  Pool  is  comprised  of  Pennsylvania  Manufacturers'  Association
   Insurance   Company,   Manufacturers   Alliance   Insurance   Company   and
   Pennsylvania Manufacturers Indemnity Company.
3  In  November   2003,  we  announced  our  decision  to  withdraw  from  the reinsurance  business  previously served by PMA Capital Insurance  Company.
   The reinsurance business is currently in run-off.
4  Includes the statutory surplus of the PMA Pool.
5  Includes unassigned surplus of $125.3 million and $42.9 million for the PMA
   Pool and PMA Capital Insurance Company, respectively.






                                       22
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


                                      PMA Capital Corporation
                              Industry Ratings and Market Information

Transfer Agent and Registrar:                                Securities Listing:
Certificate Transfers and Conversions:                       The Corporation's Class A Common Stock is listed
The Bank of New York                                         on the NASDAQ Stock Market (r).  It trades under
Receive and Deliver Department - 11 W                        the stock symbol: PMACA.
P.O. Box 11002
Church Street Station                                        Inquiries:
New York, NY 10286                                           William E. Hitselberger
                                                             Chief Financial Officer
Written Inquiries:                                           215.665.5070
The Bank of New York                                         e-mail: bhitselberger@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258                                               Investor Relations
Church Street Station                                        215.665.5046
New York, NY 10286                                           investorrelations@pmacapital.com

Phone Inquiries:                                             Company Website:
800.524.4458                                                 http://www.pmacapital.com

Email Inquiries:
shareowner-svcs@bankofny.com

--------------------------------------------------------------------------------------------------------------

Financial Strength Ratings (as of 10/27/2004):


                                                           A.M. Best                            Moody's
                                                    -----------------------------   --------------------------
PMA Pool (1)                                          B++  (5th of 16)                Ba1  (11th of 21)
PMA Capital Insurance Company (2)                     B+   (6th of 16)                B1   (14th of 21)

1  The PMA  Pool  is  comprised  of  Pennsylvania  Manufacturers'  Association
   Insurance   Company,   Manufacturers   Alliance   Insurance   Company   and
   Pennsylvania Manufacturers Indemnity Company.

2  In  November   2003,  we  announced  our  decision  to  withdraw  from  the reinsurance  business  previously served by PMA Capital Insurance  Company.
   The reinsurance business is currently in run-off.








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